UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 30, 2001

                             SOLAR ENTERPRISES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 NEVADA                                88-0354942
                 ------                                ----------
       (State or other jurisdiction                  (I.R.S. Employer
       of incorporation or organization)             Identification No.)

                         16133 Ventura Blvd., Suite 635
                                Encino, CA 91436
                    ---------------------------------- -----
               (Address of principal executive offices) (Zip Code)


                  Registrant's telephone number (818) 981-1796
                                 --------------




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FORWARD LOOKING STATEMENTS

         Except for the historical information contained herein, certain matters discussed in this report may be considered "Forward-looking Statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned That Any Such Forward-looking Statements Are Not Guarantees of Future Performance and Involve Risks and Uncertainties, and That Actual Results May Differ Materially from Those Contemplated by Such Forward-looking Statements. Important Factors Currently Known to Management That Could Cause Actual Results to Differ Materially from those in Forward-looking Statements Include "The Company's Operating Results Could Fluctuate, Causing Its Stock Price to Fall", "If the Company Cannot Integrate Acquired Companies in its Business, its Profitability May Be Adversely Effected", and "The Company May Not Be Able to Compete Successfully Against Other Companies." These and Additional Important Factors to Be Considered Are Set Forth in the Safe Harbor Compliance Statement for Forward-looking Statements the Company Undertakes No Obligation to Update or Revise Forward-looking Statements to Reflect Changed Assumptions, the Occurrence of Unanticipated Events or Changes to Future Operating Results.


ITEM 4.   Change in Registrant's Certifying Accountant

         The Company was notified by letter from the estate of its certified public accountant, Barry L. Friedman, P.C., that Mr. Friedman was deceased. Since Mr. Friedman was the sole member of the Company's certified public accounting firm of Barry L. Friedman, P.C. , the Company is obligated to change its certified public accounting firm. Further, because Mr. Friedman is deceased and there is no other person or successor who can provide the necessary letter to confirm the statements made in this report, no letter from Barry L. Friedman, P.C. is being filed as an exhibit to this report in accordance with Item 304(a) of Regulation S-B.

     The Company's Board of Directors has appointed Brian Donohue, P.C. as its new certified public accountant to audit the Company's financial statements for the fiscal year ended February 28, 2001. The decision to appoint a new certifying accountant is solely due to the death of Mr. Friedman. Management is unaware of any disagreements over accounting matters, financial disclosures or any other limitations on the scope or procedure of Barry L. Friedman, P.C. as its independent auditor in the course of performing professional services, of any adverse opinion or disclaimer of opinion, or of the modification of any of its reports as to audit scope or accounting principles.



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ITEM 6.  Resignation of Registrant's Directors

                  On April 30, 2001, Hagit Bernstein resigned as the Company's President and Secretary and as a director for personal reasons. Her resignation was not due to any disagreement with the Company or the Board of Directors. The Board appointed Frank Dolney, a director, to serve as the Company's President and Treasurer, and Roman Fisher, a director, to serve as Secretary. Due to the resignation of Ms. Bernstein, the Company's executive offices will be relocated in the near future to Florida where the current officers and directors reside.



ITEM 7.  Financial Statements and Exhibits

              None



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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Solar Enterprises, Inc.
                                                         (Registrant)



Dated: May 7, 2001.                             By: /s/ Frank Dolney
                                                    --------------------------
                                                    Frank Dolney, President



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